UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2017
Lighting Science Group Corporation (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-20354 (Commission File Number)	23-2596710 (IRS Employer Identification No.)
1350 Division Road, Suite 204, West Warwick, RI 02893 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (321) 779-5520
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐      

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐                                    

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 1 to Series J Preferred Stock Subscription Agreement

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2017, Lighting Science Group Corporation (the “Company”) entered into a Series J Preferred Stock Subscription Agreement (the “Subscription Agreement”) with LSGC Holdings III LLC (“Holdings III”) on January 27, 2017.

On April 24, 2017, the Company entered into Amendment No. 1 to Series J Preferred Stock Subscription Agreement (the “Subscription Agreement Amendment” and, the Subscription Agreement, as amended by the Subscription Agreement Amendment, the “Amended Subscription Agreement”). The Subscription Agreement Amendment increased the number of Series J securities (the “Series J Securities”) the Company may issue pursuant to the Subscription Agreement to approved purchasers between January 27, 2017 and December 31, 2017 from an aggregate of 15,000 Series J Securities to an aggregate of 25,000 Series J Securities.

The foregoing description of the Subscription Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Sale of Series J Securities

On April 24, 2017, pursuant to the Amended Subscription Agreement, the Company issued and sold 4,400 Series J Securities to Holdings III for aggregate proceeds of $4,400,000 (the “April 2017 Offering”). Each Series J Security consists of (x) one share of Series J Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series J Preferred Stock”), and (y) a warrant to purchase 2,650 shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), at an exercise price of $0.001 per share (each, a “Series J Warrant”). The Series J Warrant issued to Holdings III as part of the Series J Securities contains substantially identical terms as the warrants previously issued to PCA LSG Holdings, LLC on January 3, 2014 and filed as Exhibit 4.5 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 8, 2014. The proceeds from the April 2017 Offering will be used by the Company for general corporate purposes and to repay its outstanding obligations pursuant to its Loan and Security Agreement, dated April 25, 2014 (as amended) with ACF Finco I LP, as assignee of FCC, LLC, d/b/a First Capital (the “Ares Loan Agreement”).

Pursuant to the Subscription Agreement and as previously reported, the Company (i) issued 3,000 units of Series J Securities to Holdings III for $1,000 per Series J Security, or aggregate consideration of $3,000,000 on January 27, 2017 and (ii) issued 7,000 Series J Securities to Holdings III for $1,000 per Series J Security, or aggregate consideration of $7,000,000 on February 3, 2017. As of April 24, 2017, an aggregate of 14,400 Series J Securities have been issued under the Amended Subscription Agreement (including the 4,400 Series J Securities issued in the April 2017 Offering), and the Company may issue up to an additional 10,600 Series J Securities to approved purchasers between January 27, 2017 and December 31, 2017 under the Amended Subscription Agreement. The Company intends to issue and sell additional Series J Securities in connection with the closing of its pending joint venture with MLS Co., Ltd. as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 24, 2017.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As described above, on April 24, 2017, the Company issued and sold 4,400 Series J Securities to Holdings III for $1,000 per Series J Security, or aggregate consideration of $4,400,000, pursuant to the Amended Subscription Agreement.

Each share of Series J Preferred Stock is convertible at any time, at the election of the holder thereof, into the number of shares of Common Stock (the “Optional Conversion Shares”) equal to the quotient obtained by dividing (a) $1,000 by (b) the $0.95 conversion price of the Series J Preferred Stock, subject to adjustment in accordance with the terms set forth in the Amended and Restated Certificate of Designation of Series J Preferred Stock (as amended from time to time, the “Series J Certificate of Designation”).

Upon the consummation of a qualified public offering (“QPO”) where (i) the gross proceeds received by the Company and any selling stockholders in the offering are no less than $100 million and (ii) the market capitalization of the Company immediately after consummation of the offering is no less than $500 million, each outstanding share of Series J Preferred Stock will automatically convert into the number of shares of Common Stock equal to the greater of (a) the number of Optional Conversion Shares or (b) the quotient obtained by dividing (x) $2,000 (subject to adjustment in accordance with the terms set forth in the Series J Certificate of Designation) by (y) the price per share of Common Stock paid by the public in the QPO.

The shares of Series J Preferred Stock and the Series J Warrants issued on April 24, 2017 were issued by the Company pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and the safe harbors for sales provided by Regulation D promulgated thereunder.

Section 8 – Other Events

Item 8.01 Other Events.

On April 25, 2017, the Company repaid its outstanding obligations under the Ares Loan Agreement, and the Ares Loan Agreement matured and expired in accordance with its terms.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The information in the Exhibit Index of this Current Report is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: April 27, 2017	By: /s/ Denis M. Murphy
Name: Denis M. Murphy
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Amendment No. 1 to Series J Preferred Stock Subscription Agreement dated April 24, 2017 by and among Lighting Science Group Corporation and LSGC Holdings III LLC.